Exhibit 99.2
Columbia Equity Trust – Third Quarter Supplemental Information
Columbia Equity Trust, Inc.
Third Quarter 2005
Supplemental Operating and Financial Data
(unaudited)
1750 H Street, NW
Suite 500
Washington, D.C. 20006
(202) 303 – 3080

Columbia Equity Trust – Third Quarter Supplemental Information
Comments Regarding Our Supplemental Information
The supplemental information provided within this report is unaudited and should be read in conjunction with Columbia Equity Trust, Inc.’s filings with the Securities and Exchange Commission, including its 10-Q and Registration Statement on Form S-11 (Registration No. 333-122644) filed on June 28, 2005 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”).
The financial statements included in this report for the three and nine months ended September 30, 2004 and for the period from January 1, 2005 to July 4, 2005 represent the results of operations and financial condition of Columbia Equity Trust Inc. Predecessor (“Columbia Predecessor”) prior to the completion of the Company’s IPO and various formation transactions. In addition, the financial statements included in this report represent the results of operations and financial condition of Columbia Equity Trust, Inc. for the period from July 5, 2005 to September 30, 2005. Due to the timing of the Company’s IPO and the formation transactions, we do not believe that the results of operations set forth in this document are necessarily indicative of our future operating results as a publicly-held company.
Columbia Predecessor ceased to exist as a reporting entity effective with the completion of the IPO and the formation transactions. Columbia Predecessor was not a legal entity but rather a combination of real estate entities under common ownership and management, as described in more detail in Note 1 to the financial statements.
The Company considers portions of this information to be forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “believe”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “project”, “result”, “should”, “will”, “anticipate” and similar expressions which do not relate solely to historical matters are intended to identify forward-looking statements. Any projection of revenues, earnings or losses, capital expenditures, distributions, capital structure or other financial terms is a forward-looking statement. Any forward-looking statements presented in this report, or which management may make orally or in writing from time to time, are based upon our management’s beliefs, assumptions and expectations of our future operations and economic performance, taking into account the information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us at the time that we make such statements. Should one or more of these risks, uncertainties or events materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected by the forward-looking statements. Accordingly, investors should not place undue reliance on these forward-looking statements.
Investors, potential investors and other interested parties are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
The risks described in documents that we file from time to time with the Securities and Exchange Commission, are not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all risk factors, nor can it assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events, or otherwise, and you should not rely upon these forward-looking statements after the date of this report.

Columbia Equity Trust – Third Quarter Supplemental Information

Columbia Equity Trust – Third Quarter Supplemental Information
Corporate Profile
Columbia Equity Trust, Inc. focuses on the acquisition, development, renovation, repositioning, ownership, management and operation of commercial office properties located predominantly in the Greater Washington, D.C. area. Columbia intends to be taxed as a real estate investment trust for federal income tax purposes.
As of September 30, 2005, we owned or maintained interests in a portfolio of 15 commercial office properties located in the Greater Washington, D.C. area containing an aggregate of approximately 2.4 million net rentable square feet.
Our goal is to generate attractive risk-adjusted investment returns for our shareholders by:
•	Investing in Small-to-Medium Size Office Buildings. We invest principally in small-to-medium size office properties as we believe these properties present opportunities for attractive risk-adjusted returns.

•	Maintaining a Selective and Strategic Geographic Focus. We focus predominantly on the Greater Washington, D.C. commercial office property market to take advantage of the strong economic and demographic character of that market, leverage our local market expertise and relationships and create economies of scale through the clustering of properties.

•	Applying Intensive and Efficient Asset Management. We intensively manage each of our properties through active property leasing and targeted capital improvements, which may include re-positioning or redeveloping certain properties, while maintaining efficiency through the outsourcing of non-strategic property functions.

•	Pursuing Strategic Joint Ventures. We selectively enter into joint ventures where appropriate to leverage our equity returns through fees and disproportionate cash flow distributions, as well as manage the risks associated with certain properties that may be inappropriate to wholly own due to size or vacancy levels.

•	Recycling Capital. We intend to capture the value created by our activities through opportunistic dispositions or recapitalizations. In this regard, we review each of our properties on a regular basis, weighing its future potential growth against its current market value to determine the appropriate investment plan for the property. We believe this discipline will generate attractive returns for our stockholders and facilitate our ability to finance growth internally with a lower cost of capital.

Columbia Equity Trust – Third Quarter Supplemental Information
Corporate Headquarters

1750 H Street, NW
Suite 500
Washington, D.C. 20006

Voice:	202-303-3080
Website:	ColumbiaREIT.com
Email:	IR@ColumbiaREIT.com
Board of Directors

Oliver T. Carr, III, Chairman	John A. Schissel
Bruce M. Johnson	Hal A. Vasvari
Robert J. McGovern	Thomas A. Young
Rebecca L. Owen
Senior Management

Oliver T. Carr, III	Chairman and Chief Executive Officer
John A. Schissel	Chief Financial Officer
Clinton D. Fisch	Director of Acquisitions
Christian H. Clifford	Director of Asset Management
John M. Novack	Chief Accounting Officer
Research Coverage

A.G. Edwards	Legg Mason	Wachovia Securities

David L. Aubuchon (314) 955-5452 Baird Christopher R. Lucas (703) 821-5780	John W. Guinee (410) 454-5520 Raymond James Paul D. Puryear (727) 567-2253 Ken Avalos (727) 567-2660	Christopher Haley (443) 263-6773
Stock Listing
The common stock of Columbia Equity Trust, Inc. is listed on the New York Stock Exchange under the symbol COE.

Columbia Equity Trust – Third Quarter Supplemental Information
Financial, Operating and Share Summary

For three months ended or as of	9/30/2005
Summary Portfolio Information

Properties
Wholly owned	7
Joint venture	8

Total	15

Net Rentable Square Feet
Wholly owned	793,657
Joint venture	1,556,871

Total	2,350,528

In-service properties occupancy, end of period	94%
All properties occupancy, end of period	88%

Summary Financial Information

Selected Operating Data
Property revenues
Wholly owned	3,036,540
Joint venture (pro rata share)	3,282,313

Operating expenses
Wholly owned	874,260
Joint venture (pro rata share)	1,009,317

General & administrative expense	910,156
Interest expense	229,150
Net income (loss)	(1,702,929)

Selected Balance Sheet Data
Real estate assets (including related intangibles but before depreciation)	160,514,528
Total Assets	214,240,294
Total Liabilities	24,913,997

Investment in unconsolidated real estate entities	43,420,514
Pro rata share of debt in unconsolidated real estate entities	77,551,662

Pro rata share of investment and debt in unconsolidated real estate entities	120,972,176

EPS, FFO and AFFO
Basic Net Income per Share	($0.12)
Diluted Net Income per Share	($0.12)

Diluted FFO per share	$0.08
Dividends per share and common units	$0.12

Summary Share Information

Common shares outstanding — end of period	13,863,334
Common units outstanding — end of period	1,069,973
Total shares and operating partnership units	14,933,307
Market value of shares and units outstanding, end of period	218,026,282

Average Daily Trading Volume	86,927
High Price (market close)	$15.73
Low Price (market close)	$14.50
Closing Price, start of period	$15.33
Closing Price, end of period	$14.60
Closing Dividend Yield, end of period (annualized)	3.29%

MSCI US REIT Index (RMZ), start of period	826
MSCI US REIT Index (RMZ), end of period	848

Columbia Equity Trust – Third Quarter Supplemental Information
Third Quarter Notes
Results for the quarter ending September 30, 2005 included the following:
•	Successfully completed initial public offering (“IPO”) of 13.8 million shares of common stock, including the exercise of 1.8 million shares from the over-allotment option, raising a total of approximately $188.5 million in net proceeds.

•	Quarterly Funds from Operations (“FFO”) totaled $1.2 million or $0.08 per diluted share. Included in the third quarter Funds from Operations was the recognition of two accounting charges totaling $1.5 million relating to one-time stock-based compensation expenses associated with our IPO. Without these accounting charges quarterly FFO would have been $2.6 million or $0.18 per diluted share.

•	Quarterly Adjusted Funds from Operations (“AFFO”) totaled $2.0 million. FFO and AFFO are supplemental non-GAAP financial measures used as standards in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to FFO and AFFO is included at the end of this release.

•	The net loss for the quarter was $1.7 million or $(0.12) per diluted earnings per share.

•	Declared and paid dividend of $0.12 per share for the quarter.

•	Completed all formation transactions associated with our IPO. This includes the July acquisitions of the Barlow Building and Loudoun Gateway IV properties for combined consideration of approximately $117 million (including our equity partner’s interest in the Barlow Building) .

•	Acquired Park Plaza II and 14700 Lee Road for a combined cost of approximately $59 million at a weighted average first-year net operating income-to-purchase price return (cash basis) of approximately 7.25% and contracted for the purchase of Patrick Henry Corporate Center for approximately $14.5 million at a first-year net operating income-to-purchase price return (cash basis) of approximately 8.4%. The Patrick Henry Corporate Center transaction is expected to close by the end of November.

•	Overall portfolio occupancy for in-service properties was 94 percent compared to 92 percent at the end of the second quarter of 2005. After giving effect to the Company’s Victory Point investment which was acquired 100% vacant and is currently in-lease up, portfolio occupancy would have been 88% at September 30, 2005 and 86% at the end of the second quarter of 2005.

•	Placed approximately $61.2 million of additional properties under contract, subsequent to the quarter end, with several additional acquisitions in the pipeline.

Columbia Equity Trust – Third Quarter Supplemental Information
Statement of Operations – Three Months Ending September 30, 2005
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
For the Three Months Ended September 30

			Combined
	Consolidated	Combined	Columbia
	Columbia Equity	Columbia	Predecessor for the
	Trust, Inc. for the	Predecessor for the	Three Months
	Period July 5, 2005 to	Period July 1, 2005 to	Ended
	September 30, 2005	Through July 4, 2005	September 30, 2004
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Base rents	$2,870,411	$—	$—
Recoveries from tenants	143,404	—	—
Fee income	239,376	—	615,283
Parking and other income	22,725	—	—

Total revenues	3,275,916	—	615,283

Operating expenses
Property operating	453,894	—	—
Utilities	227,586	—	—
Real estate taxes and insurance	192,780	—	—
General and administrative	910,156	4,229	468,864
Share-based compensation cost	1,700,060	—	—
Depreciation and amortization	1,770,527	25	3,026

Total operating expenses	5,255,003	4,254	471,890

Operating income (loss)	(1,979,087)	(4,254)	143,393

Other income and expense
Interest income	442,491	1,572	3,980
Interest expense	(229,150)	(97)	(2,250)

Income (loss) before income taxes, equity in net income (loss) of unconsolidated real estate entities and minority interest	(1,765,746)	(2,779)	145,123

Equity in net income (loss) of unconsolidated real estate entities	(68,669)	(23,334)	262,128
Minority interest	131,486	—	—

Income (loss) before income taxes	(1,702,929)	(26,113)	407,251

Benefit for income taxes	—	—	3,061

Net income (loss)	$(1,702,929)	$(26,113)	$410,312

Net loss per common share — Basic and diluted	$(0.12)

Weighted average shares of common stock outstanding — Basic and diluted	13,679,243

Columbia Equity Trust – Third Quarter Supplemental Information
Consolidated Statement of Operations – Nine Months Ending September 30, 2005
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30

		Combined	Combined
	Consolidated	Columbia	Columbia
	Columbia Equity	Predecessor for the	Predecessor for the
	Trust, Inc. for the	Period	Nine Months
	Nine Months Ended	January 1, 2005 to	Ended
	September 30, 2005	Through July 4, 2005	September 30, 2004
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Base rents	$2,870,411	$—	$—
Recoveries from tenants	143,404	—	—
Fee income	239,376	1,438,356	1,224,225
Parking and other income	22,725	—	—

Total revenues	3,275,916	1,438,356	1,224,225

Operating expenses
Property operating	453,894	—	—
Utilities	227,586	—	—
Real estate taxes and insurance	192,780	—	—
General and administrative	910,856	1,549,127	1,230,839
Share-based compensation cost	1,700,060	—	—
Depreciation and amortization	1,770,527	7,385	8,348

Total operating expenses	5,255,703	1,556,512	1,239,187

Operating loss	(1,979,787)	(118,156)	(14,962)

Other income and expense
Interest income	442,491	21,450	9,483
Interest expense	(229,150)	(4,597)	(6,750)

Loss before income taxes, equity in net income (loss) of unconsolidated real estate entities and minority interest	(1,766,446)	(101,303)	(12,229)

Equity in net income (loss) of unconsolidated real estate entities	(68,669)	2,281,641	430,133
Minority interest	131,486	—	—

Income (loss) before income taxes	(1,703,629)	2,180,338	417,904

Provision for income taxes	—	231,884	—

Net income (loss)	$(1,703,629)	$1,948,454	$417,904

Net loss per common share — Basic and diluted	$(0.12)

Weighted average shares of common stock outstanding — Basic and diluted	13,679,243

Columbia Equity Trust – Third Quarter Supplemental Information
Consolidated Balance Sheets
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED BALANCE SHEETS

	Consolidated		Combined
	Columbia	Columbia	Columbia
	Equity Trust, Inc.	Equity Trust, Inc.	Predecessor
	September 30, 2005	December 31, 2004	December 31, 2004
	(Unaudited)	(Unaudited)
Assets

Rental property
Land	$15,705,910	$—	$—
Buildings	100,229,797	—	—
Tenant improvements	21,169,385	—	—
Furniture, fixtures and equipment	1,086,105	—	—

	138,191,197	—	—
Accumulated depreciation	(1,119,138)	—	—

Total rental property, net	137,072,059	—	—

Cash and cash equivalents	3,478,580	—	1,188,146
Short-term investments	5,175,032	—	—
Restricted deposits	144,588	—	—
Accounts and other receivables, net of reserves for doubtful accounts of $59,417, $0 and $56,887 for the periods, respectively	741,067	—	185,864
Due from related parties	—	—	140,000
Investments in unconsolidated real estate entities	43,420,514	—	4,189,766
Accrued straight-line rents	230,261	—	—
Deferred leasing costs, net	319,402	—	—
Deferred financing costs, net	25,000	—	—
Intangible assets
Above market leases, net	3,510,038	—	—
In-place leases, net	13,389,323	—	—
Tenant relationships, net	5,423,970	—	—
Deferred offering costs	—	—	1,172,964
Prepaid expenses and other assets	1,245,460	—	137,030

Total assets	$214,175,294	$—	$7,013,770

Liabilities and Stockholders’ Equity

Liabilities
Mortgage note payable	$19,000,000	$—	$—
Accounts payable and accrued expenses	1,835,452	—	1,124,258
Profit sharing plan contribution payable	—	—	100,000
Accrued interest payable to stockholders	—	—	77,232
Notes payable to stockholders	—	—	90,000
Dividends payable	1,663,600	—	—
Security deposits	937,390	—	—
Rent received in advance	426,983	—	—
Deferred credits — Below market leases, net	1,050,572	—	—

Total liabilities	24,913,997	—	1,391,490

Commitments and contingencies

Minority interest	14,225,522	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 100,000,000 and 0 shares authorized in 2005 and 2004, respectively, 0 shares issued or outstanding in either period	—	—	—
Common stock, $0.001 par value, 500,000,000 and 1,000 shares authorized, and 13,863,334 and 1,000 shares issued and outstanding in 2005 and 2004, respectively	13,863	1	—
Additional paid-in capital	176,725,541	999	—
Less — Common stock subscribed	—	(1,000)	—
Accumulated deficit	(1,703,629)	—	—
Accumulated equity — Columbia Predecessor	—	—	5,622,280

Total stockholders’ equity	175,035,775	—	5,622,280

Total liabilities and stockholders’ equity	$214,175,294	$—	$7,013,770

Consolidated Statement of Changes in Shareholders Equity
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30

		Combined
	Consolidated	Columbia	Combined
	Columbia Equity	Predecessor for the	Columbia
	Trust, Inc. for the	Period	Predecessor for the
	Nine Months Ended	January 1, 2005 to	Nine Months Ended
	September 30, 2005	Through July 4, 2005	September 30, 2004
	(Unaudited)	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income (loss)	$(1,703,629)	$1,948,454	$417,904
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Minority interest	(131,486)	—	—
Equity in net income of unconsolidated real estate entities	68,669	(2,281,641)	(430,133)
Compensation cost related to stock split	949,010	—	—
Compensation cost related to LTIP units	716,250	—	—
Distributions received from earnings of unconsolidated real estate entities	48,918	19,055	93,449
Depreciation and amortization	1,770,527	7,385	8,348
Amortization of above and below market leases	34,260
Changes in assets and liabilities
Accounts and other receivables	(433,815)	(36,505)	(281,810)
Accrued straight-line rents	(230,261)	—	—
Deferred leasing costs	(319,402)	—	—
Deferred offering costs	—	(2,693,176)	—
Prepaid expenses	(447,225)	(440,020)	(18,656)
Accounts payable and accrued expenses	699,751	2,725,286	291,680
Profit sharing plan contribution payable	—	—	(57,769)
Accrued interest payable to stockholders	—	4,597	6,750
Security deposits	(66,977)	—	—
Rent received in advance	(70,401)	—	—

Net cash provided by (used in) operating activities	884,189	(746,565)	29,763

Cash flows from investing activities
Purchases of interests in rental property	(96,917,274)	—	—
Purchases of interests in unconsolidated real estate entities	(41,950,254)	—	—
Deposit on pending purchase of interest in rental property	(500,000)
Additions to rental properties	(639,767)	—	—
Additions to rental property furniture, fixtures and equipment	(51,328)	(3,772)	(11,297)
Purchases of investment securities	(202,162,032)	—	—
Maturities and sales of investment securities	196,987,000	—	—
Restricted deposits	(144,588)	—	—
Distributions in excess of net income received from real estate entities	438,437	2,707,753	507,189
Contributions made to unconsolidated real estate entities	(269,766)	(508,000)	(502,000)

Net cash provided by (used in) investing activities	(145,209,572)	2,195,981	(6,108)

Cash flows from financing activities
Gross proceeds from initial public offering of common stock	207,000,000	—	—
Payment of offering costs, underwriting discount and advisory fees	(18,543,369)	—	—
Payment received for subscribed common stock	1,000	—	—
Repayment of mortgage loans and prepayment penalties	(40,653,668)	—	—
Contributions	—	250,000	250,000
Distributions	—	(163,989)	(628,354)

Net cash provided by (used in) financing activities	147,803,963	86,011	(378,354)

Net increase (decrease) in cash and cash equivalents	3,478,580	1,535,427	(354,699)

Cash and cash equivalents, beginning of period	—	1,188,146	1,751,244

Cash and cash equivalents, end of period	$3,478,580	$2,723,573	$1,396,545

Supplemental disclosures
Cash paid for income taxes	$—	$—	$—

Cash paid for interest	$229,900	$—	$—

Debt assumed in purchases of interests in rental property	$59,653,668	$—	$—

Columbia Equity Trust – Third Quarter Supplemental Information
Funds From Operations and Adjusted Funds From Operations

For the Three Months Ended
9/30/2005
Funds From Operations

Net income available to common shareholders	$(1,702,929)

Adjust for: Real estate depreciation and amortization — consolidated entities	1,766,862
Real estate depreciation and amortization — unconsolidated entities	1,221,636
Minority interests in operating partnership	(131,486)

Funds From Operations (FFO)	1,154,083

Adjusted Funds From Operations

Funds From Operations (FFO)	$1,154,083

Adjust for: Non real estate depreciation	3,665
Amortization of deferred financing costs	29,416
Amortization of above/below market leases	(61,567)
Non cash compensation	1,665,260
Straight-line rental income	(352,072)
Non-revenue enhancing/ recurring capital expenditures	(55,778)
Second generation tenant improvements	(402,159)

Adjusted Funds From Operations (AFFO)	1,980,848

Distribution Metrics

Dividends paid to common shareholders	$1,641,509
Dividends paid to operating partnership unit holders	128,397

Total dividends paid	1,769,906

Payout Ratios
Dividends Paid to Share and Unit Holders / Funds from Operations (diluted)	153.4%
Dividends Paid to Share and Unit Holders / Adjusted Funds From Operations (diluted)	89.4%

Columbia Equity Trust – Third Quarter Supplemental Information
Reconciliation of Earnings Per Share and Funds From Operations Per Share

Three months ended
9/30/2005
Earnings Per Share (EPS)

Net Income for Common Shareholders	$(1,702,9290
plus: distributions paid on vested LTIPS (if dilutive)	0

Net Income for Basic EPS	(1,702,929)

plus: dividends paid on nonvested LTIPs (if dilutive)	0

Net Income for Diluted EPS	(1,702,929)

Earnings Per Share (EPS)
Basic	(0.12)
Diluted	(0.12)

Funds From Operations Per Share (FFO)

Funds from Operations	$1,154,083
adjust: minority interests in operating partnership	(131,486)
adjust: minority interests in depreciation of operating partnership	48,526
plus: distributions paid on vested LTIPs	4,200

Funds from Operations for Basic FFO	1,075,323

adjust: minority interests in operating partnership	131,486
adjust: minority interests in depreciation of operating partnership	(48,526)
plus: distributions paid on nonvested LTIPs	30,600

Funds from Operations for Diluted FFO	1,188,883

Funds from Operations per Share
Basic	0.08
Diluted	0.08

Weighted Average Shares Outstanding — EPS

Weighted Average Shares for Earnings Per Share

Common Shares — weighted average	13,679,243
plus: vested LTIP Units (if dilutive)	0

Weighted Average Shares — Basic EPS	13,679,243

plus: non vested LTIP units (if dilutive)	0

Weighted Average Shares — Diluted EPS	13,679,243

Weighted Average Shares Outstanding — FFO

Weighted Average Shares for Funds From Operations

Common Shares — weighted average	13,679,243
plus: vested LTIP Units (if dilutive)	35,000

Weighted Average Shares — Basic FFO	13,714,243

plus: Operating Partnership Units — weighted average	1,069,973
plus: non vested LTIP units (if dilutive)	255,000

Weighted Average Shares — Diluted FFO	15,039,216

Columbia Equity Trust – Third Quarter Supplemental Information
Common Share and Equivalents Summary

For the Quarter Ending	9/30/2005
Common Share and Equivalents Summary

Common Shares
Common shares — beginning of period	12,063,334
Common shares — end of period	13,863,334
Common shares — weighted average	13,679,243

Operating Partnership Units
Operating partnership units — beginning of period	1,069,973
Operating partnership units — end of period	1,069,973
Operating partnership units — weighted average	1,069,973

LTIP Units
LTIP units (vested and non vested) — beginning of period	290,000
LTIP units (vested and non vested) — end of period	290,000
LTIP units (vested and non vested) — weighted average	290,000

Columbia Equity Trust – Third Quarter Supplemental Information
Net Operating Income Summary – Wholly-Owned Properties
For the period July 5, 2005 to September 30, 2005

				Loudoun	Meadows				Wholly-Owned
	Fair Oaks	Greenbriar	Lee Road	Gateway	IV	Park Plaza II	Sherwood	Eliminations	Total
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%
Period — Start	7/05/2005	7/05/2005	8/23/2005	7/08/2005	7/05/2005	9/29/2005	7/05/2005
Period — End	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005

Rental Revenues
Base rents	$568,224	$341,578	$213,704	$354,275	$725,086	$20,436	$451,107	$—	$2,674,409
Straight-line rents	27,301	15,537	9,744	25,272	133,132	—	19,275	—	230,261
Deferred market rental revenue (amort)	(35,445)	(5,724)	(4,773)	14,235	(1,305)	—	(1,248)	—	(34,260)
Recoveries from tenants	17,286	2,772	17,607	10,219	81,918	—	13,603	—	143,404
Other income	17,024	5,171	—	—	—	—	530	—	22,725

Total Rental Revenues	594,390	359,333	236,282	404,002	938,831	20,436	483,267	—	3,036,540

Operating Expenses
Property operating expenses	199,645	193,780	31,214	30,589	307,660	—	186,951	(75,579)	874,260

Net Operating Income (GAAP)	394,745	165,554	205,067	373,412	631,171	20,436	296,316	75,579	2,162,280

Adjustments for non-cash items
Straight-line rents	(27,301)	(15,537)	(9,744)	(25,272)	(133,132)	—	(19,275)	—	(230,261)
Deferred market rental revenue (amort)	35,445	5,724	4,773	(14,235)	1,305	—	1,248	—	34,260

Net Operating Income (Cash)	402,889	155,741	200,096	333,905	499,344	20,436	278,289	75,579	1,966,279

Columbia Equity Trust – Third Quarter Supplemental Information
Net Operating Income Summary — Joint Venture Properties
For the period July 1, 2005 to September 30, 2005

		Atrium	Barlow	Independence	King	Madison	Suffolk	Victory		Joint Venture
	1575 Eye Street	Building	Building	Center	Street	Place	Building	Point	Eliminations	Total
Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Period — Start	7/01/2005	7/01/2005	7/15/2005	7/01/2005	7/01/2005	7/01/2005	7/01/2005	7/01/2005
Period — End	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005	9/30/2005

Rental Revenues
Base rents	$176,182	$364,274	$763,399	$200,813	$471,375	$281,500	$573,742	$—	$—	$2,831,284
Straight-line rents	657	16,159	37,337	19,589	19,569	20,379	8,121	—	—	121,811
Deferred market rental revenue (amort)	—	(1,450)	54,222	—	20,485	(15,935)	38,505	—	—	95,827
Recoveries from tenants	10,888	44,046	36,822	700	16,416	1,088	30,660	—	—	140,618
Other income	9,598	42,028	—	—	19,539	21,607	—	—	—	92,772

Total Rental Revenues	197,324	465,056	891,780	221,101	547,384	308,639	651,028	—	—	3,282,313

Operating Expenses
Property operating expenses	76,523	129,458	291,219	77,981	197,542	138,540	116,794	17,517	(36,257)	1,009,317

Net Operating Income (GAAP)	120,801	335,598	600,561	143,120	349,842	170,099	534,234	(17,517)	36,257	2,272,996

Adjustments for non-cash items
Straight-line rents	(657)	(16,159)	(37,337)	(19,589)	(19,569)	(20,379)	(8,121)	—	—	(121,811)
Deferred market rental revenue (amort)	—	1,450	(54,222)	—	(20,485)	15,935	(38,505)	—	—	(95,827)

Net Operating Income (Cash)	120,144	320,889	509,002	123,531	309,788	165,655	487,608	(17,517)	36,257	2,055,357

Columbia Equity Trust – Third Quarter Supplemental Information
Debt Financing Summary

							Debt Amortization and Principal Maturities Schedule
						Columbia
	Columbia	Secured/	Interest	Maturity	Principal	Share	Remainder of
	Share	Unsecured	Rate	Date	Balance	of Debt	2005	2006	2007	2008	2009	2010	2011	2012	Thereafter

Corporate / Wholly Owned

Fixed Rate Debt
Meadows IV	100%	Secured	4.95%	Nov - 2011	$19,000,000	$19,000,000	$—	$—	$—	$—	$—	$—	$19,000,000	$—	$—
Variable Rate Debt
None	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Wholly Owned		—	—	—	19,000,000	19,000,000	—	—	—	—	—	—	19,000,000	—	—

Joint Venture

Fixed Rate Debt
King Street	50%	Secured	5.06%	Mar - 2008	21,761,620	10,880,810	121,466	501,491	527,463	20,611,200	—	—	—	—	—
Madison Place	50%	Secured	4.49%	Aug - 2008	15,471,930	7,735,965	84,842	349,038	365,036	14,673,014	—	—	—	—	—
1575 Eye Street	9%	Secured	6.82%	Mar - 2009	42,454,939	3,893,118	—	—	—	—	42,454,939	—	—	—	—
Independence Center	15%	Secured	5.04%	Sep - 2009	31,197,075	4,598,449	168,427	695,291	731,154	768,868	28,833,335	—	—	—	—
Barlow Building	40%	Secured	5.04%	Aug - 2012	61,750,000	24,700,000	—	—	—	—	—	—	—	61,750,000	—
Atrium — Loan # 1	37%	Secured	8.43%	Sep - 2012	18,172,502	6,723,826	88,335	372,491	405,134	440,637	479,253	521,252	566,931	15,298,469	—
Atrium — Loan # 2	37%	Secured	6.21%	Sep - 2012	5,869,613	2,171,757	27,311	113,573	120,830	128,551	136,765	145,504	154,801	5,042,278	—
Suffolk	37%	Secured	5.10%	May - 2015	42,000,000	15,330,000	—	—	—	—	—	—	—	327,135	41,672,865

Variable Rate Debt

Victory Point	10%	Secured	LIBOR+2.95%	Mar - 2008	15,177,376	1,517,738	—	—	—	15,177,376

Total Joint Venture Financing		—	—	—	253,855,055	77,551,662	490,381	2,031,884	2,149,617	51,799,646	71,904,292	666,756	721,732	82,417,882	41,672,865

CORPORATE and PORTFOLIO TOTALS					272,855,055	96,551,662	490,381	2,031,884	2,149,617	51,799,646	71,904,292	666,756	19,721,732	82,417,882	41,672,865

COLUMBIA SHARE of DEBT AMORTIZATION / MATURITIES							170,769	707,594	748,628	19,483,775	8,371,078	246,700	19,267,041	32,345,481	15,210,596

Percentage of Columbia’s Share of Debt Amortization / Maturities							0.2%	0.7%	0.8%	20.2%	8.7%	0.3%	20.0%	33.5%	15.8%

Columbia Equity Trust – Third Quarter Supplemental Information
Weighted Average Cost of Debt as of September 30, 2005
Columbia Total — Adjusted for Columbia’s Pro Rata Share of Joint Venture Debt

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term

Fixed Rate	95,033,924	98%	5.33%	6.0 years
Variable Rate	1,517,738	2%	6.70%	2.4 years

Total	96,551,662	100%	5.35%	5.9 years

Portfolio Total — Includes Total Debt Held By Joint Ventures

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term

Fixed Rate	257,677,679	94%	5.57%	5.7 years
Variable Rate	15,177,376	6%	6.70%	2.4 years

Total	272,855,055	100%	5.63%	5.5 years

Columbia Equity Trust – Third Quarter Supplemental Information
Summary Portfolio Information
Property Ownership and Occupancy: Wholly Owned vs. Joint Venture Properties
     As of September 30, 2005

						Occupancy (1)
					In Service Properties		All Properties
		Net Rentable	Annualized Rent	Rent as a %	as of	as of	as of	as of
Ownership	Properties	Area (SF)	(Columbia Share)	of Portfolio	6/30	9/30	6/30	9/30
Wholly Owned	7	793,657	16,352,275	58.0%	87%	95%	87%	95%

Joint Venture	8	1,556,871	11,848,900	42.0%	94%	94%	85%	85%

Total	15	2,350,528	28,201,175	100.0%	92%	94%	86%	88%

Note

(1)	Assets acquired with significant vacancies (in excess of 35%) are considered Out of Service. A property is returned to service the earlier of one year or once occupancy exceeds 65%. As of September 30, 2005, 14 of Columbia’s 15 properties were designated as In-Service. The Company’s Victory Point property in which it maintains a 10% interest is currently designated as a Lease-Up asset.

Columbia Equity Trust – Third Quarter Supplemental Information
Property Schedule
As of September 30, 2005

										Occupancy (1)
									Net			Total	Columbia
		Venture						Year Built/	Rentable	as of	as of	Annualized	Share of
Property	Interest	Partner	Tenancy / Status		Location / Sub-Market		Acquired	Renovated	Area (SF)	6/30	9/30	Rent (2)	Rents
Fair Oaks	100%	—	Multi /	In-Service	Northern VA	Fairfax Center	2001	1985	126,949	84%	84%	2,447,669	8.7%
Greenbriar	100%	—	Multi /	In-Service	Northern VA	Fairfax Center	2001	1985 - 1998	111,721	60%	83%	1,512,785	5.4%
Sherwood Plaza	100%	—	Multi /	In-Service	Northern VA	Fairfax Center	2000	1984	92,960	91%	100%	2,065,647	7.3%
Loudoun Gateway IV	100%	—	Single /	In-Service	Northern VA	Rte 28 N/ Dulles	2005	2002	102,987	100%	100%	1,532,447	5.4%
Meadows IV	100%	—	Multi /	In-Service	Northern VA	Westfields	2004	1988 - 1997	148,160	100%	100%	3,030,696	10.7%
14700 Lee Road	100%	—	Single /	In-Service	Northern VA	Westfields	2005	2000	84,652	—	100%	2,084,584	7.4%
Park Plaza II	100%	—	Multi /	In-Service	Suburban MD	North Rockville	2005	2001	126,228	—	97%	3,678,448	13.0%
King Street	50.0%	Aetna	Multi /	In-Service	Northern VA	Alexandria	1999	1984 - 2004	149,080	85%	86%	3,798,077	6.7%
Madison Place	50.0%	Aetna	Multi /	In-Service	Northern VA	Alexandria	2003	1989	108,252	79%	79%	2,306,930	4.1%
Barlow Building	40.0%	JPMIM	Multi /	In-Service	Suburban MD	Chevy Chase	2005	1966 - 2001	270,490	96%	95%	8,738,244	12.4%
Atrium Building	37.0%	Aetna	Multi /	In-Service	Northern VA	Alexandria	2004	1978 - 1999	138,507	100%	100%	3,938,099	5.2%
Suffolk Building	36.5%	JPMIM	Single /	In-Service	Northern VA	Skyline	2005	1964 - 2003	257,425	100%	100%	6,358,792	8.2%
Independence Center	14.7%	JPMIM	Multi /	In-Service	Northern VA	Westfields	2002	1999	275,002	91%	91%	5,540,244	2.9%
1575 Eye Street	9.2%	Aetna;
		ASAE	Multi /	In-Service	Washington DC	CBD	2002	1979	210,372	99%	99%	7,703,510	2.5%
Victory Point	10.0%	JPMIM	N/A	Lease-Up	Northern VA	Westfields	2005	1989 - 2005	147,743	0%	0%	0	0.0%

Totals									2,350,528	92%	94%	54,736,170	100.0%

(1)	Total Occupancy as of 6/30/2005 and 9/30/2005 excludes Victory Point.

(2)	Total Annualized Rent is the monthly contractual base rent as of September 30, 2005 multiplied by 12.

Columbia Equity Trust — Third Quarter Supplemental Information
Development Summary
As of September 30, 2005

					Projected
	Ownership	Venture	Net Rentable	Percentage	Stabilized	Budgeted	Cost to	Development	Projected
Property	Interest	Partner	Area	Leased	Yield	Cost	Date	Commencement	Completion Date
Independence Center II	8.0%	JPMIM	115,368	0.0%	8.65%	$24,500,000	$3,500,000	July - 2005	September - 2006
		Holualoa
Note
(1)	During July 2005, the joint venture which owns Independence Center I, a 275,002 commercial office building in Chantilly, Virginia, commenced development on Independence Center II. In October 2005, a separate joint venture was formed to own Independence Center II. In October 2005, the Venture closed on a $15.7 million construction loan.

Columbia Equity Trust – Third Quarter Supplemental Information
Significant Tenants
As of September 30, 2005

			Gross Portfolio (including Joint Venture Partners’ Share)				Columbia's Pro Rata Share		Weighted
				Percentage of		Percentage of		Percentage	Average
		Number of	Total Leased	Total Leased	Annualized	Annualized	Annualized	of Annualized	Remaining
Tenant (1)	Sector	Properties	Square Feet	Square Feet	Base Rent (2)	Base Rent	Base Rent	Base Rent	Lease Term
General Dynamics Corp. (3)	Defense	1	84,652	4.1%	2,084,580	3.9%	2,084,580	7.4%	5.4
United States Government (4)	Federal Government	4	266,889	12.9%	7,934,328	14.7%	1,871,142	6.6%	6.4
Institutional Shareholder Services	Professional Services	1	53,780	2.6%	1,651,212	3.1%	1,651,212	5.9%	6.8
CACI, Inc.	Gov. Contracting	1	74,255	3.6%	1,644,732	3.0%	1,644,732	5.8%	4.2
America Online (5)	Technology	1	102,987	5.0%	1,532,448	2.8%	1,532,448	5.4%	6.3
Online Resources Corp.	Technology/Banking	1	73,905	3.6%	1,385,976	2.6%	1,385,976	4.9%	9.0
TKC Communications	Gov. Contracting	1	112,874	5.4%	3,139,020	5.8%	1,145,742	4.1%	3.8
SI International	Gov. Contracting	1	23,980	1.2%	807,168	1.5%	807,168	2.9%	6.2
Oliff & Berridge	Professional Services	1	76,872	3.7%	2,116,728	3.9%	783,189	2.8%	5.4
Long & Foster Real Estate	Professional Services	2	27,437	1.3%	642,192	1.2%	642,192	2.3%	2.9
Northrop Grumman Corp. (6)	Defense	1	192,599	9.3%	4,304,400	8.0%	634,469	2.2%	7.5
J. Spargo & Associates	Professional Services	1	21,955	1.1%	527,748	1.0%	527,748	1.9%	1.3
Opus East	Real Estate	1	17,000	0.8%	526,836	1.0%	526,836	1.9%	3.8
Inforeliance Corporation	Technology	1	19,495	0.9%	394,656	0.7%	394,656	1.4%	3.8
Chadwick, Washington	Professional Services	1	14,414	0.7%	336,420	0.6%	336,420	1.2%	7.3

Totals			1,163,094	56.1%	29,028,444	53.0%	15,968,510	56.6%	5.7

(1)	Actual tenant obligated under the respective lease may be a subsidiary of entity named.

(2)	Total Annualized Base Rent is the monthly contractual base rent as of September 30, 2005 multiplied by 12.

(3)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	America Online’s lease currently expires in December 2012. Tenant has option to terminate its lease in 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(6)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust – Third Quarter Supplemental Information
Lease Expiration Schedule
As of September 30, 2005

											Columbia’s Share
	Number of Leases		Net Rentable Area (NRA)				Annualized Base Rents (1)				of Annualized Rents
					Total	Percent			Total Portfolio	Percent
	Wholly	Joint	Wholly	Joint	Portfolio	of Total	Wholly	Joint	Annualized	of Total		Percent of
Year	Owned	Venture	Owned	Venture	NRA	Portfolio	Owned	Venture	Base Rents	Portfolio	Pro Rata Share	Pro Rata Share
2005	0	5	0	12,782	12,782	0.6%	0	406,092	406,092	0.7%	136,269	0.5%
2006	7	30	47,325	79,572	126,897	6.1%	1,004,076	2,653,128	3,657,204	6.7%	2,046,831	7.3%
2007	1	21	1,467	63,557	65,024	3.1%	28,968	1,940,616	1,969,584	3.6%	671,887	2.4%
2008	12	33	58,591	119,664	178,255	8.6%	1,398,144	4,098,732	5,496,876	10.0%	2,442,521	8.7%
2009	11	26	146,744	245,705	392,449	18.9%	3,386,004	6,694,212	10,080,216	18.4%	5,678,749	20.1%
2010	16	30	55,777	144,696	200,473	9.7%	1,264,572	5,130,756	6,395,328	11.7%	2,187,780	7.8%
2011 (2)	11	18	163,505	130,910	294,415	14.2%	4,160,487	4,689,795	8,850,282	16.2%	5,912,392	21.0%
2012 (3)	7	10	176,536	43,495	220,031	10.6%	3,267,636	1,289,040	4,556,676	8.3%	3,843,471	13.6%
2013 (4)	2	18	19,294	176,738	196,032	9.5%	456,396	3,931,680	4,388,076	8.0%	1,916,376	6.8%
2014 (5)	1	23	73,905	264,239	338,144	16.3%	1,385,976	6,360,900	7,746,876	14.2%	2,868,089	10.2%
2015	1	14	5,654	36,063	41,717	2.0%	0	989,616	989,616	1.8%	417,072	1.5%
2016	0	4	0	6,380	6,380	0.3%	0	199,344	199,344	0.4%	79,738	0.3%

	69	232	748,798	1,323,801	2,072,599	100.0%	16,352,259	38,383,911	54,736,170	100.0%	28,201,175	100.0%

(1)	Total Annualized Base Rent is the monthly contractual base rent as of September 30, 2005 multiplied by 12.

(2)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(3)	America Online’s lease currently expires in December 2012. Tenant has option to terminate its lease in 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust – Third Quarter Supplemental Information
Leasing Activity – Wholly Owned
For the quarter ended September 30, 2005

					Loudoun	14700	Park
	Sherwood	Greenbriar	Fair Oaks	Meadows IV	Gateway IV	Lee Road	Plaza II
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%

Leases
Expired	2	—	1	—	—	—	—
Renewed	2	—	1	—	—	—	—
Vacated	—	—	—	—	—	—	—

Net Rentable Area
Expired	10,478	—	21,955	—	—	—	—
Renewed	10,478	—	17,737	—	—	—	—
Vacated	—	—	4,218	—	—	—	—

Rent Per Square Foot
Average Expired Rent PSF	$24.83	—	$24.03	—	—	—	—
Average Renewed Rent PSF	$21.72	—	$20.00	—	—	—	—
Average Vacated Rent PSF	—	—	$24.03	—	—	—	—

Renewals
Average Term (Years)	5.0	—	10.9	—	—	—	—
Avg. Tenant Improvement	$7.78	—	$17.52	—	—	—	—
Avg. Leasing Commission	3.1%	—	4.8%	—	—	—	—

Quarter Renewal Effective (by NRA)
Q3 2005	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—
Q1 2006	—	—	17,737	—	—	—	—
Q2 2006	10,478	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—

New Leases and Expansions
Leases	2	2	2	—	—	—	—
Net Rentable Area	8,358	9,417	17,367	—	—	—	—
Rent PSF	$21.52	$21.22	$20.33	—	—	—	—
Average Term (Years)	5.0	7.5	7.1	—	—	—	—
Avg. Tenant Improvement	$10.74	$15.20	$31.94	—	—	—	—
Avg. Leasing Commission	3.0%	6.0%	5.0%	—	—	—	—
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust – Third Quarter Supplemental Information
Leasing Activity – Joint Ventures
For the quarter ended September 30, 2005

	Madison	King	Barlow		Suffolk	Victory	1575 Eye	Independence
	Place	Street	Building	Atrium	Building	Point	Street	Center
Columbia Ownership Interest	50.0%	50.0%	40.0%	37.0%	36.5%	10.0%	9.2%	14.7%

Leases
Expired	—	3	—	—	—	—	1	—
Renewed	—	2	—	—	—	—	—	—
Vacated	—	1	—	—	—	—	1	—

Net Rentable Area
Expired	—	7,214	—	—	—	—	1,211	—
Renewed	—	5,915	—	—	—	—	—	—
Vacated	—	1,299	—	—	—	—	1,211	—

Rent Per Square Foot
Average Expired Rent PSF	—	$31.13	—	—	—	—	$37.17	—
Average Renewed Rent PSF	—	$31.03	—	—	—	—	—	—
Average Vacated Rent PSF	—	$30.00	—	—	—	—	$37.17	—

Renewals
Average Term (Years)	—	8.5	—	—	—	—	—	—
Avg. Tenant Improvement	—	$26.75	—	—	—	—	—	—
Avg. Leasing Commission	—	5.2%	—	—	—	—	—	—

Quarter Renewal Effective (by NRA)
Q3 2005	—	1,743	—	—	—	—	—	—
Q4 2005	—	4,172	—	—	—	—	—	—
Q1 2006	—	—	—	—	—	—	—	—
Q2 2006	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—

New Leases and Expansions
Leases	1	1	—	—	—	—	—	1
Net Rentable Area	2,779	3,075	—	—	—	—	—	5,291
Rent PSF	$27.50	$31.25	—	—	—	—	—	$25.00
Average Term (Years)	5.0	10.0	—	—	—	—	—	8.7
Avg. Tenant Improvement	$35.00	$35.00	—	—	—	—	—	$35.00
Avg. Leasing Commission	6.0%	5.5%	—	—	—	—	—	6.0%
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust – Third Quarter Supplemental Information
Capital Expenditure and Tenant Improvement Summary
Historical Capital Expenditures and Tenant Improvements

	Q3 2005
	Actual Dollars	Per Square Foot
Non-Revenue Enhancing/ Recurring Capital Expenditures	$55,778	$0.05
Second Generation Tenant Improvements	402,159	0.32

	457,937	0.37

Revenue Enhancing/ Non Recurring Capital Expenditures	48,318	0.04
First Generation Tenant Improvements	659,808	0.53

	708,126	0.57

Information provided on this page includes historical capital expenditures and tenant improvements for Columbia’s wholly owned properties and its pro rata share of these costs for the joint ventures in which it maintains an ownership interest. Per square foot metrics include Columbia’s pro rata share of joint venture net rentable area.
Properties incurring second generation tenant improvements during the quarter included: Barlow, Fair Oaks, Independence Center, King Street, and Sherwood.
Properties incurring first generation tenant improvements during the quarter included: Greenbriar and Madison Place.

Columbia Equity Trust – Third Quarter Supplemental Information
Selected Supplemental Information Definitions
Adjusted Funds From Operations
Adjusted funds from operations is a non-GAAP financial measure. We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) nonreal estate depreciation; (ii) amortization of deferred financing costs; (iii) non cash compensation; (iv) loss from early extinguishment of debt; (v) straight line rents; (vi) fair value of lease revenue amortization; (vii) expenditures for second generation tenant improvements and leasing commissions; and (viii) non-revenue enhancing and recurring capital expenditures. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO.
Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
First Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space not previously occupied or vacant at the time of acquisition.
Funds From Operations
Funds from operations is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Our interpretation of the NAREIT definition is that minority interest in net income (loss) should be added back (deducted) from net income (loss) as part of reconciling net income (loss) to FFO. We present FFO because we believe it facilitates an understanding of the operating performance of our Company without giving effect to real estate depreciation and amortization, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and

Columbia Equity Trust – Third Quarter Supplemental Information
extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition or that interpret the NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including cash distributions to stockholders.
Non-Revenue Enhancing /Recurring Capital Expenditures
Represent building improvements and costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”
Revenue Enhancing /Non-Recurring Capital Expenditures
Represent costs incurred: (1) that we identified as necessary at the time of an acquisition and are completed as soon as practicable and possible after acquisition; (2) to expand rentable square footage in a project; or (3) to upgrade the “operating standard” of a property.
Second Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space previously occupied during Columbia’s ownership of the asset. Second generation space excludes square footage vacant at acquisition.